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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 26, 1998, on our audits of the consolidated financial statements of Capstar Broadcasting Corporation and Subsidiaries as of December 31, 1996 and 1997, and for each of the three years in the period ended December 31, 1997.

PRICE WATERHOUSE COOPERS LLP

/s/ PricewaterhouseCoopers LLP

Austin, Texas
July 22, 1998